Fees Summary	Sep. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,825,800.00
Previously Paid Amount	0.00
Total Fee Amount	1,495.05
Total Offset Amount	0.00
Net Fee	$ 1,495.05